PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                             THE STRONG SECTOR FUNDS
                                 INVESTOR CLASS

                               STRONG ENERGY FUND
                           STRONG TECHNOLOGY 100 FUND

                 Supplement to the Prospectus dated May 1, 2002



STRONG TECHNOLOGY 100 FUND
Effective immediately, Mr. Rimas M. Milaitis is the sole Portfolio Manager of the Strong Technology 100 Fund.

Mr. Milaitis joined Strong as a Portfolio Manager in December 1995. From March 1992 to December 1995, he managed several conservative equity portfolios that invested in stocks and bonds at Aon Advisors, Inc. (AAI). From March 1990 to
March 1992, he served as an equity trader/analyst to AAI. From March 1987 to March 1990, Mr. Milaitis was an equity portfolio assistant to the Illinois State Board of Investment. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration in finance from DePaul University in 1991.




























            The date of this Prospectus Supplement is March 18, 2003.